UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: March 11, 2005
(Date of earliest event reported)

The Student Loan Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-11616	16-1427135
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

750 Washington Boulevard
Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

(203) 975-6237
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01.       Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(b) On March 11, 2005, The Student Loan Corporation (the "Company") notified the New York Stock Exchange (the "NYSE") that it did not satisfy Section 303A.07(a) and (b) of the NYSE's Listed Company Manual because the Company discovered that Jill H. Fadule, a director who was a member of the audit committee, failed to satisfy the standards for independence set forth in Section 303A.02 as applicable in respect of 2004 and 2005 year to date. Jill H. Fadule has resigned her position as director and the Company has commenced an immediate search for a new director who will satisfy the NYSE standards for independence.

ITEM 5.02.      Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On March 11, 2005, Jill H. Fadule resigned her position as director of the Company, effective immediately.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has
duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: THE STUDENT LOAN CORPORATION

Date: March 11, 2005

By: /s/ Michael J. Reardon
Name: Michael J. Reardon
Title: Principal Executive Officer